Rule 497(d)

                                     FT 606

              Supplement to the Prospectus dated March 7, 2002

     Notwithstanding anything to the contrary in the Prospectus, the shares of Vodafone Group Plc (ADR) attributed to the Large-Cap Growth Equity Securities portion of each of the Trusts contained in FT 606 were re-applied and added to the Vodafone Group Plc shares included in the International Core Equity Securities portion of each respective Trust as of March 7, 2002. As a result, as of the Initial Date of Deposit, the portfolio weighting of Large-Cap Growth Equity Securities included in the Diversified Accounts - Moderate 70/30 Portfolio, Moderately Aggressive 85/15 Portfolio and the Aggressive 100 Portfolio were reduced to 15.50%, 17.46% and 22.30%, respectively, and the portfolio weighting of International Core Equity Securities included in such Trusts was increased to 18.52%, 22.52% and 25.75%, respectively. The minimum initial or subsequent investment in a Trust was reduced to $5,000 worth of Units on May 21, 2002. In addition, all shares of Koninklijke Ahold NV (Ticker: AHO) were removed from the portfolios of the above referenced Series on February 27, 2003 for certain of the reasons enumerated in the section entitled "Removing Securities from a Trust" in the Prospectus.

March 3, 2003